UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 19, 2001


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                                RnetHealth, Inc.
             (Exact name of registrant as specified in its charter)



  COLORADO                      7812                             39-1731029
State or Other        Primary Standard Industrial               IRS Employer
Jurisdiction of        Classification Code No.                Identification No.
Incorporation


                             5320 D Carpenteria Ave.
                              Carpenteria, CA 93014
                    (Address of principal executive offices)

               Registrant's telephone number including area code:
                                  (805)684-7891


                                1301 Dove Street
                             Newport Beach, CA 92660
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

The Board of RnetHealth, Inc. and its CEO announces to its shareholders the following significant events that have occurred with the Company over the past 30 days:

RNET HEALTH Inc. announces that it has filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code. The Company currently intends to develop a re-organization plan that may include a sale of all or some of its assets. The company's main assets include the cable television service, Recovery Network, its website content RNET Health.com; a 20% interest in Tobacco School LLC, a 14% interest in Dr. Art Ulene's Health Challenge, its wholly owned subsidiary FMS Productions/R.

The Company is taking this action in an effort to maximize the value of the business for all of its stakeholders.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                RnetHealth, Inc.


Date: October, 19, 2001         By: /s/ Wendy Borow Johnson
                                     -------------------------
                                    Wendy Borow Johnson
                                    President and CEO

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